UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017 (October 10, 2017)

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

On October 11, 2017, Grubhub Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition (the “Acquisition”) of all of the issued and outstanding equity interests of Eat24, LLC (“Eat24”) from Yelp Inc. (“Seller”) on October 10, 2017, through the Company’s wholly-owned subsidiary Grubhub Holdings Inc. (“Grubhub Holdings”), pursuant to the Unit Purchase Agreement, dated as of August 3, 2017, by and among the Company, Grubhub Holdings, Seller and Eat24.

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements and pro forma financial information relating to the Acquisition that are required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K, and should be read in conjunction with the Original Report.

Item 9.01.Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

The audited carve-out financial statements of Eat24 as of and for the year ended December 31, 2016, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as part of Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited carve-out financial statements of Eat24 as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, as well as the accompanying notes thereto, are filed as part of Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)

Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Eat24 for the year ended December 31, 2016 and as of and for the nine months ended September 30, 2017, and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Crowe Horwath LLP.*
99.1

Carve-out financial statements of Eat24, LLC as of and for the year ended December 31, 2016 (audited) and as of September 30, 2017 and for the nine months ended September 30, 2017 (unaudited) and 2016 (unaudited).*

99.2

Unaudited pro forma condensed combined financial statements of Grubhub Inc. and Eat24, LLC for the year ended December 31, 2016 and as of and for the nine months ended September 30, 2017, and the notes related thereto, that give effect to the Acquisition and related financings.*

 *Filed herewith

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Crowe Horwath LLP.*
99.1

Carve-out financial statements of Eat24, LLC as of and for the year ended December 31, 2016 (audited) and as of September 30, 2017 and for the nine months ended September 30, 2017 (unaudited) and 2016 (unaudited).*

99.2

Unaudited pro forma condensed combined financial statements of Grubhub Inc. and Eat24, LLC for the year ended December 31, 2016 and as of and for the nine months ended September 30, 2017, and the notes related thereto, that give effect to the Acquisition and related financings.*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: December 19, 2017	By:	/s/ Adam DeWitt
Adam DeWitt
Chief Financial Officer